FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending October 21, 2002

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1998-1G WST Trust
       (Translation of registrants name into English)



     New South Wales     333-64199          98-0181944
    -----------------   ----------------  ------------
    State of Incorp.    Commission File  IRS Employer No.
                             Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrants telephone number

      +612 9229 8131

 NOTEHOLDERS REPORT - SERIES 1998-1G WST TRUST


Date of Report - Determination Date   15-October-02

Housing Loan Collection Period      10-Jul-02 to 09-Oct-02
                                  (inclusive)  (inclusive)

Days in Collection Period             92

Coupon Period          19-Jul-02      to         21-Oct-02
                       (inclusive)             (exclusive)

Days in Coupon Period  		      94

3 month BBSW
at beginning of coupon period         	   4.98333%
3 Month USD-LIBOR      			   1.8600%
Foreign Exchange Rate  0.62354525564

Available Income       			9,674,284
Total Available Funds  			9,674,284
Accrued Interest Adjustment           	0.00
Redraws Made This Period              	18,824,285
Redraw Shortfall       			0.00
Redraw Facility Draw   			0.00
RFS Issued This Period 			0.00
Trust Expenses         			431,570
Total Payments         			8,585,989
Payment Shortfall      			0.00
Principal Draw This Period            	0.00
Total Principal Draws Outstanding     	0.00
Gross Principal Collections           	79,980,675
Principal Collections  			61,156,389
Excess Available Income               	1,088,295
Excess Collections Distribution       	1,088,295
Liquidity Shortfall    			0.00
Liquidity Net Draw / (Repayment)
this period            			0.00
Remaining Liquidity Shortfall         	0.00
Liquidation Loss       			0.00
Principal Charge Offs  			0.00
Prepayment Benefit Shortfall          	0.00
Average Daily Balance for Qtr         	543,837,956
Subordinated Percentage               	5.2769%
Initial Subrdinated Percentage        	2.3000%
Average Quarterly Percentage          	0.4384%
Chargeoffs             			0.00
Carryover ChargeOffs   			0.00

               Principal/100,000   Coupon/100,000
Class A   0.00    2,631.4193          129.2993
Class B   0.00    6,229.9806          343.1550

Stated Amount - AUD Equivalent     Percentage     Forex Percentage
Class A       487,135,903.21         94.72309%         1.00000
Class B        28,809,002.19          5.27691%
RFS                     0.00              	       0.00000
              515,944,905.40        100.00000%      100.00000%

Stated Amount - USD                Bond Factor
Class A       303,751,281.30         0.2212802
Class B        17,963,716.64         0.5561522
RFS                     0.00
              321,714,997.94

                            WST Trust Series 98-1G

                    DELINQUENCY STATISTICS

                 Collection Period Ended:    9th October 2002
                Number    Current    Instalment   % by     % by
               of Loans   Balance     Amount $   Number   Balance

Current         6,189   479,242,101  4,456,979   94.09%    92.89%
1 - 29 Days       318    31,016,940    252,772    4.83%     6.01%
30 - 59 Days       42     3,712,949     26,406    0.64%     0.72%
60 - 89 Days       13       743,645      6,940    0.20%     0.14%
90 - 119 Days       6       629,899      4,688    0.09%     0.12%
120 - 149 Days      2        54,657      4,225    0.03%     0.01%
150 - 179 Days      3       144,064      1,669    0.05%     0.03%
180+ Days           5       400,650      7,191    0.07%     0.08%
TOTAL           6,578   515,944,905  4,760,870  100.00%   100.00%


$A
Scheduled principal     		$          5,998,588
Unscheduled principal   		$         55,157,802
Principal Collections   		$         61,156,390

Fixed Interest Rate Housing Loan        $         76,038,108
Variable Rate Housing Loans             $        439,906,797
                        		$        515,944,905






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1998-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1998-1G WST Trust,(Registrant)

Dated: October 21, 2002
By:    /s/ Cameron Kelly


Name: Cameron Kelly

Title:   Principal Accounting Officer